UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 7, 2011

Tornier N.V.

(Exact name of registrant as specified in its charter)

The Netherlands

(State or other jurisdiction of incorporation)

333-167370

(Commission File Number)

98-0509600

(IRS Employer Identification No.)

Fred Roeskestraat 123

1076 EE Amsterdam

(+ 31) 20 675 4002

(Address of principal executive offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Tornier N.V. (the “Company”) today announced that the underwriters of its initial public offering exercised their option to purchase an additional 721,274 ordinary shares, par value €0.03 per share (the “Ordinary Shares”), at $19.00 per share (before underwriters’ discounts and commissions) from the Company.  The option was granted in connection with the Company’s initial public offering of 8,750,000 Ordinary Shares, which priced on February 2, 2011.  The anticipated closing date of the transaction is today, March 7, 2011.  A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

The following exhibits are being filed with this Current Report on Form 8-K:

99.1         Press Release dated March 7, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 7, 2011

TORNIER N.V.

By:	/s/ Douglas W. Kohrs
Name:	Douglas W. Kohrs
Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated March 7, 2011.